HAMILTON LANE INCORPORATED REPORTS SECOND QUARTER FISCAL 2023 RESULTS, WITH MANAGEMENT & ADVISORY FEES GROWING BY 22% AND ASSETS UNDER MANAGEMENT GROWING BY 12% YEAR-OVER-YEAR

CONSHOHOCKEN, PENN. – November 1, 2022 – Leading private markets asset management firm Hamilton Lane Incorporated (NASDAQ: HLNE) today reported its results for the second fiscal quarter ended September 30, 2022.

SECOND QUARTER FISCAL 2023 HIGHLIGHTS

•Assets under management – Total assets under management of $107.1 billion grew 12% year-over-year. Fee-earning assets under management increased 18% to $52.7 billion over the same period.

•Revenue – Management and advisory fees of $92.9 million for the quarter represent growth of 22% versus the prior year period.

•Carried Interest – Unrealized carried interest balance of $984.5 million.

•Earnings per share – GAAP EPS of $0.97 on $34.9 million of GAAP net income for the quarter.

•Dividend – Declared a quarterly dividend of $0.40 per share of Class A common stock to record holders at the close of business on December 15, 2022 that will be paid on January 6, 2023. The target full-year dividend of $1.60 represents a 14% increase from the prior fiscal year dividend.

Hamilton Lane issued a full detailed presentation of its second quarter fiscal 2023 results, which can be accessed by clicking here.

Hamilton Lane CEO Mario Giannini commented: "Over our 30+ year history we’ve experienced multiple cycles, and throughout this period we are staying focused on the fact that private markets are a long-term asset class. We continue to invest in all facets of our business and are opening new offices and growing the team. We take comfort in our scale, brand and culture and are determined to maintain our growth story.”

Conference Call
Hamilton Lane will discuss second quarter fiscal 2023 results in a webcast and conference call today, Tuesday, November 1, 2022, at 11:00 a.m. Eastern Time. The call will be broadcast live via a webcast, which may be accessed on the Shareholders page of Hamilton Lane’s website.

To listen to the conference call and in order to ask questions, attendees may pre-register by clicking here and using the conference ID 67939. After registration, attendees will receive an email with dial-in details. Anyone experiencing trouble accessing the call in this manner may dial (888) 330-2028 or (437) 291-8584 for assistance.

A replay of the webcast will be available approximately two hours after the live broadcast for a period of one year and can be accessed in the same manner as the live webcast at the Shareholders page of Hamilton Lane’s website.

About Hamilton Lane
Hamilton Lane (NASDAQ: HLNE) is one of the largest private markets investment firms globally, providing innovative solutions to institutional and private wealth investors around the world. Dedicated exclusively to private markets investing for more than 30 years, the firm currently employs more than 575 professionals operating in offices throughout North America, Europe, Asia Pacific and the Middle East. Hamilton Lane has $823.6 billion in assets under management and supervision, composed of $107.1 billion in discretionary assets and $716.5 billion in non-discretionary assets, as of September 30, 2022. Hamilton Lane specializes in building flexible investment programs that provide clients access to the full spectrum of private markets strategies, sectors and geographies. For more information, please visit www.hamiltonlane.com or follow Hamilton Lane on LinkedIn: https://www.linkedin.com/company/hamilton-lane/.

Forward-Looking Statements
Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe,” “estimate,” “continue,” “anticipate,” “intend,” “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to: our ability to manage growth, fund performance, competition in our industry, changes in our regulatory environment and tax status; market conditions generally; our ability to access suitable investment opportunities for our clients; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; defaults by clients and third-party investors on their obligations to fund commitments; our ability to comply with investment guidelines set by our clients; our ability to successfully integrate acquired businesses with ours; our ability to manage risks associated with pursuing new lines of business or entering into strategic partnerships; our ability to anticipate, identify and manage risks we face; our ability to manage the effects of events outside of our control; and our ability to receive distributions from HLA to fund our payment of dividends, taxes and other expenses.

The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks that we face, you should refer to the “Risk Factors” detailed in Part I, Item 1A of our Annual Report on Form 10-K for the

fiscal year ended March 31, 2022 and in our subsequent reports filed from time to time with the Securities and Exchange Commission. The forward-looking statements included in this release are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law.

Investor Contact
John Oh
joh@hamiltonlane.com
+1 610 617 6026

Media Contact
Kate McGann
kmcgann@hamiltonlane.com
+1 240 888 4078

1Hamilton Lane l Global Leader in the Private Markets Fiscal Year 2023 Second Quarter Results Earnings Presentation - November 1, 2022

2Hamilton Lane l Global Leader in the Private Markets Today's Speakers Erik Hirsch Vice Chairman Atul Varma Chief Financial Officer John Oh Investor Relations Manager Brian Gildea Managing Director - Investments Mario Giannini Chief Executive Officer

3Hamilton Lane l Global Leader in the Private Markets Period Highlights Business Performance Financial Results Dividend • Assets under management and fee-earning assets under management were $107 billion and $53 billion, respectively, as of September 30, 2022, increases of 12% and 18%, respectively, compared to September 30, 2021 • Management and advisory fees increased 19% compared to the six months ended September 30, 2021 USD in millions except per share amounts Q2 FY23 QTD Q2 FY23 YTD vs. Q2 FY22 YTD Management and advisory fees $92.9 $178.8 19 % GAAP net income $34.9 $68.4 (15) % GAAP EPS $0.97 $1.88 (14) % Adjusted net income1 $55.1 $104.7 (13) % Non-GAAP EPS1 $1.02 $1.95 (13) % Fee Related Earnings1 $39.8 $76.6 10 % Adjusted EBITDA1 $75.1 $141.7 58% • Declared a quarterly dividend of $0.40 per share of Class A common stock to record holders at the close of business on December 15, 2022 1Adjusted net income, non-GAAP earnings per share, Fee Related Earnings and Adjusted EBITDA are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures and for the reasons we believe the non-GAAP measures provide useful information, see pages 20 and 21 of this presentation.

4Hamilton Lane l Global Leader in the Private Markets Total Assets Under Management/Advisement ($B) Total AUA Total AUM 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 9/30/22 $0 $200 $400 $600 $800 $1,000 CAGR: 19% Y-o-Y Growth AUM: 12 % AUA: 1% $824B AUM & AUA Growing Asset Footprint & Influence $36 $51 $77 $79 $95 $81 $129 $147 $147 $189 $205 $292 $374 $410 $422 $6 $7 $11 $13 $16 $19 $22 $24 $30 $32 $35 $40 $50 $59 1Data as of calendar year end 12/31 unless otherwise noted. Numbers may not tie due to rounding. 1 $ 717 $ 107 $66 $581 $76 $98 $753

5Hamilton Lane l Global Leader in the Private Markets Total Fee-Earning Assets Under Management ($B) $21 $22 $25 $26 $31 $27 $32 $10 $11 $14 $16 $18 $17 $20 Customized Separate Accounts Specialized Funds Mar-18 Mar-19 Mar-20 Mar-21 Mar-22 Sep-21 Sep-22 $0 $10 $20 $30 $40 $50 $60 Fee-Earning AUM growth continues and annual fee rates are stable CAGR: 12% Total Management Fee Revenues as a % of Average FEAUM Fee-Earning AUM Driving Revenues *Numbers may not tie due to rounding Y-o-Y Drivers of Growth Customized Separate Accounts: • New client wins • Client re-ups Specialized Funds: • Closed 1st infrastructure fund and 7th credit-oriented fund • Fundraising 5th direct equity fund, 6th secondary fund, 2nd impact fund, and evergreen funds .58%.56%.55% .60% .56% .55% $39 $45 $49 $31 $34 $42 $53

6Hamilton Lane l Global Leader in the Private Markets AUM & AUA Drivers Customized Separate Accounts Specialized Funds Advisory Services Diverse mix of existing and prospective clients seeking to further or establish relationships with Hamilton Lane Typically larger clients with wide- ranging mandates which include technology-driven reporting, monitoring and analytics services and consulting services; opportunity set continues to be robust • $4.9B year-over-year increase in FEAUM • +80% of our gross contributions during the last 12 months came from existing clients • $3.1B year-over-year increase in FEAUM • Closings during Q2 FY23: ◦ Direct equity fund: $72M ◦ Secondary fund: $450M • $7B year-over-year increase in AUA AUM AUA Select funds in market: • Direct equity fund • Secondary fund • Credit-oriented fund • Evergreen fund • Impact fund

7Hamilton Lane l Global Leader in the Private Markets Financial Highlights

Consolidated Revenue

Strong revenue growth across management and advisory fees

Management and Advisory Fees



YTD
Y-o-Y Growth: 19%
USD in Millions
$150
$179
Q2 FY22
Q2 FY23



Long-Term Growth
CAGR: 13%
USD in Millions
$173
$314
FY17
FY22

- Recurring management and advisory fees represented an average of 85% of total revenues over the past five fiscal years
- Y-o-Y increase of 19%
- $1.5 million in retroactive fees from our latest direct equity and secondary funds in the quarter

Incentive Fees



YTD
Y-o-Y Growth: 332%
USD in Millions
$25
$110
Q2 FY22
Q2 FY23



Long-Term Growth
CAGR: 50%
USD in Millions
$7
$54
FY17
FY22

- Incentive fees derived from a highly diversified pool of assets and funds
- Unrealized carried interest of $985M as of 9/30/22 diversified across 3,000+ assets and 90 funds
- Timing of realizations unpredictable

Total Revenues



YTD
Y-o-Y Growth: 65%
USD in Millions
$175
$289
Q2 FY22
Q2 FY23



Long-Term Growth
CAGR: 15%
USD in Millions
$180
$368
FY17
FY22

- Total revenues increased by 65%, driven by incentive fees

Hamilton Lane I Global Leader in the Private Markets
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9Hamilton Lane l Global Leader in the Private Markets Unrealized Carried Interest Period Ending Ve hi cl es USD in M illions Unrealized Carried Interest $410 $990 $985 61 86 90 Unrealized Carried Interest Vehicles in Unrealized Carry Position Sep-20 Sep-21 Sep-22 0 20 40 60 80 100 $0 $250 $500 $750 $1,000 $1,250 $1,500 Unrealized Carry by Age < 5 years 49% 5-8 years 27% 8-12 years 19% > 12 years 5%

Consolidated Earnings

Profitability stable and growing

Net Income Attributable to HLI

YTD


Y-o-Y Growth: (15)%
USD in Millions
$80
$68
Q2 FY22
Q2 FY23

Long-Term Growth


USD in Millions
$1
1
$146
FY17
FY22

- $35M in net income attributable to HLI for the quarter

Adjusted EBITDA[2]

YTD


Y-o-Y Growth: 58%
USD in Millions
$90
$142
Q2 FY22
Q2 FY23

Long-Term Growth


CAGR: 17%
USD in Millions
$83
$184
FY17
FY22

- Y-o-Y increase of 58% driven by growth in both management and advisory fees and incentive fees

Fee Related Earnings[2]

YTD


Y-o-Y Growth: 10%
USD in Millions
$69
$77
Q2 FY22
Q2 FY23

Long-Term Growth


CAGR: 15%
USD in Millions
$72
$144
FY17
FY22

- Y-o-Y growth of 10%
- Long-term double digit growth in Fee Related Earnings

[1]Prior to our IPO, HLI was a wholly-owned subsidiary of HLA with no operations or assets.
[2]Adjusted EBITDA and Fee Related Earnings are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures and for the reasons we believe the non-GAAP measures provide useful information, see pages 20 and 21 of this presentation.

Hamilton Lane I Global Leader in the Private Markets
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11Hamilton Lane l Global Leader in the Private Markets Other Key Items Strong balance sheet with investments in our own products and a modest amount of leverage... US D in M ill io ns Investments $137 $154 $208 $374 $514 $568 Mar-18 Mar-19 Mar-20 Mar-21 Mar-22 Sep-22 $0 $100 $200 $300 $400 $500 $600 • For 9/30/22, the total investment balance consisted of: ◦ ~$360M in equity method investments in our funds ◦ ~$208M in technology related and other investments • Modest leverage • $194M of debt as of 9/30/22 US D in M ill io ns Leverage $147 $171 $194 Sep-21 Mar-22 Sep-22 $0 $50 $100 $150 $200 $250

12Hamilton Lane l Global Leader in the Private Markets Appendix

Condensed Consolidated Statements of Income (Unaudited)

(Dollars in thousands except share and per share amounts)	Three Months Ended September 30, 2021	2022	% Change	Six Months Ended September 30, 2021	2022	% Change
Management and advisory fees	$75,934	$92,880	22 %	$149,818	$178,826	19 %
Incentive fees	21,362	59,237	177 %	23,726	108,760	358 %
Consolidated variable interest entities related:						
Incentive fees	(976)	1,265	N/A	1,771	1,305	(26)%
Total revenues	**96,320**	**153,382**	**59 %**	**175,315**	**288,891**	**65 %**
Compensation and benefits	33,292	60,364	81 %	60,024	112,558	88 %
General, administrative and other	16,256	22,836	40 %	32,410	43,350	34 %
Consolidated variable interest entities related:						
General, administrative and other	271	356	31 %	630	632	0 %
Total expenses	**49,819**	**83,556**	**68 %**	**93,064**	**156,540**	**68 %**
Equity in income (loss) of investees	27,208	(7,518)	(128)%	47,257	(8,143)	(117)%
Interest expense	(1,166)	(2,114)	81 %	(2,331)	(3,609)	55 %
Interest income	39	1,107	2,740 %	462	1,276	176 %
Non-operating income	24,854	11,738	(53)%	28,457	16,081	(43)%
Consolidated variable interest entities related:						
Equity in income (loss) of investees	240	(91)	(138)%	469	641	37 %
Unrealized income (loss)	1,176	280	(76)%	(1,068)	2,246	N/A
Total other income (expense)	**52,351**	**3,402**	**(94)%**	**73,246**	**8,492**	**(88)%**
Income before income taxes	**98,852**	**73,228**	**(26)%**	**155,497**	**140,843**	**(9)%**
Income tax expense	14,032	15,489	10 %	25,996	26,977	4 %
Net income	**84,820**	**57,739**	**(32)%**	**129,501**	**113,866**	**(12)%**
Less: Income attributable to non-controlling interests in general partnerships	73	43	(41)%	286	351	23 %
Less: Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	31,372	22,012	(30)%	50,668	42,180	(17)%
Less: Income (loss) attributable to redeemable non-controlling interests in Hamilton Lane Alliance Holdings I, Inc.	1,230	803	(35)%	(1,766)	2,970	N/A
Net income attributable to Hamilton Lane Incorporated	**$52,145**	**$34,881**	**(33)%**	**$80,313**	**$68,365**	**(15)%**
Basic earnings per share of Class A common stock	$1.41	$0.98	(30)%	$2.20	$1.89	(14)%
Diluted earnings per share of Class A Common stock	$1.41	$0.97	(31)%	$2.19	$1.88	(14)%
Weighted-average shares of Class A common stock outstanding - basic	36,217,511	37,009,309		36,110,885	37,000,150	
Weighted-average shares of Class A common stock outstanding - diluted	36,342,615	53,745,933		36,229,757	53,724,800	

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Non-GAAP Financial Measures

(Dollars in thousands except share and per share amounts)	Three Months Ended September 30, 2021	2022	% Change	Six Months Ended September 30, 2021	2022	% Change
Adjusted EBITDA[1]						
Management and advisory fees	$75,934	$92,880	22 %	$149,818	$178,826	19 %
Total expenses	49,819	83,556	68 %	93,064	156,540	68 %
Less:						
Incentive fee related compensation[2]	(9,693)	(28,712)	196 %	(12,076)	(52,253)	333 %
SPAC related general, administrative and other expenses	(200)	(292)	46 %	(559)	(568)	2 %
Non-operating income related compensation	—	(1,467)	N/A	—	(1,467)	N/A
Management fee related expenses	39,926	53,085	33 %	80,429	102,252	27 %
Fee Related Earnings	**$36,008**	**$39,795**	**11 %**	**$69,389**	**$76,574**	**10 %**
Fee Related Earnings Margin	**47 %**	**43 %**		**46 %**	**43 %**	
Incentive fees	20,386	60,502	197 %	25,497	110,065	332 %
Incentive fees attributable to non-controlling interests	20	(55)	(375)%	(75)	(58)	(22)%
Incentive fee related compensation[2]	(9,693)	(28,712)	196 %	(12,076)	(52,253)	333 %
Non-operating income related compensation	—	(1,467)	N/A	—	(1,467)	N/A
Interest income	39	1,107	2,740 %	462	1,276	176 %
Equity-based compensation	1,654	2,085	26 %	3,995	3,982	0 %
Depreciation and amortization	1,074	1,813	69 %	2,452	3,577	46 %
Adjusted EBITDA	**$49,488**	**$75,068**	**52 %**	**$89,644**	**$141,696**	**58 %**
Adjusted EBITDA Margin	**51 %**	**49 %**		**51 %**	**49 %**	
Non-GAAP earnings per share[1]						
Net income attributable to Hamilton Lane Incorporated	**$52,145**	**$34,881**	**(33)%**	**$80,313**	**$68,365**	**(15)%**
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	31,372	22,012	(30)%	50,668	42,180	(17)%
Income tax expense	14,032	15,489	10 %	25,996	26,977	4 %
Adjusted pre-tax net income	**97,549**	**72,382**	**(26)%**	**156,977**	**137,522**	**(12)%**
Adjusted income taxes[3]	(23,217)	(17,299)	(25)%	(37,361)	(32,868)	(12)%
Adjusted net income	**$74,332**	**$55,083**	**(26)%**	**$119,616**	**$104,654**	**(13)%**
Adjusted shares outstanding[4]	**53,695,573**	**53,745,933**		**53,682,306**	**53,724,800**	
Non-GAAP earnings per share	**$1.38**	**$1.02**	**(26)%**	**$2.23**	**$1.95**	**(13)%**

[1] Adjusted EBITDA and Non-GAAP earnings per share are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures, see page 20.
[2] Incentive fee related compensation includes incentive fee compensation expense and bonus related to carried interest that is classified as base compensation.
[3] Represents corporate income taxes at our estimated statutory tax rate of 23.9% and 23.8% for the three and six month periods ended September 30, 2022 and 2021, respectively, applied to adjusted pre-tax net income. The 23.9% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.9%. The 23.8% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.8%.
[4] Assumes the full exchange of Class B and Class C units in HLA for Class A common stock of HLI pursuant to the exchange agreement.

Hamilton Lane I Global Leader in the Private Markets

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15Hamilton Lane l Global Leader in the Private Markets Management and Advisory Fees Three Months Ended September 30, Six Months Ended September 30, (Dollars in thousands) 2021 2022 % Change 2021 2022 % Change Management and advisory fees Specialized funds $36,314 $47,150 30% $69,702 $90,799 30 % Customized separate accounts 24,934 29,383 18% 49,434 57,758 17 % Advisory 6,297 6,211 (1) % 12,663 12,460 (2) % Reporting and other 5,709 6,133 7% 10,991 12,450 13 % Distribution management 2,022 771 (62) % 6,143 1,267 (79) % Fund reimbursement revenue 658 3,232 391% 885 4,092 362 % Total management and advisory fees $75,934 $92,880 22% $149,818 $178,826 19 % Reporting and other: 10% Customized separate accounts: 32% Specialized funds: 51% Advisory: 7% Six Months Ended September 30, 2022

Incentive Fees

(Dollars in thousands)	Three Months Ended September 30, 2021	2022	% Change	Six Months Ended September 30, 2021	2022	% Change
Incentive fees						
Direct equity funds	$(976)	$27,609	N/A	$1,771	$52,460	2,862 %
Secondary funds	5,335	14,988	181 %	5,365	26,947	402 %
Direct credit funds	5,114	5,507	8 %	5,118	7,633	49 %
Evergreen funds	—	42	N/A	155	997	542 %
Other specialized funds	5,029	5,048	0 %	6,499	7,405	14 %
Customized separate accounts	5,884	7,308	24 %	6,589	14,623	122 %
Incentive fees	**$20,386**	**$60,502**	**197 %**	**$25,497**	**$110,065**	**332 %**

	As of September 30, 2021	June 30, 2022	September 30, 2022	YoY Change %	QoQ Change %
Allocated carried interest					
Secondary Fund II	$821	$367	$369	(55)%	1 %
Secondary Fund III	31,779	33,568	32,591	3 %	(3)%
Secondary Fund IV	138,583	144,479	126,602	(9)%	(12)%
Secondary Fund V	80,654	154,187	144,199	79 %	(6)%
Co-investment Fund II	22,033	19,865	18,871	(14)%	(5)%
Co-investment Fund III	120,189	85,416	59,703	(50)%	(30)%
Co-investment Fund IV	108,213	134,730	104,421	(4)%	(22)%
Equity Opportunities Fund V	—	7,040	6,358	N/A	(10)%
Evergreen funds	27,226	52,256	56,671	108 %	8 %
Other specialized funds	143,330	133,302	111,772	(22)%	(16)%
Customized separate accounts	316,814	337,004	322,973	2 %	(4)%
Total allocated carried interest	**$989,642**	**$1,102,214**	**$984,530**	**(1)%**	**(11)%**

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Assets Under Management

(Dollars in millions)	September 30, 2021	June 30, 2022	September 30, 2022	YoY Change %	QoQ Change %
Assets under management / advisement					
Assets under management	$96,042	$108,034	$107,107	12 %	(1)%
Assets under advisement	709,129	724,160	716,515	1 %	(1)%
Total assets under management /advisement	**$805,171**	**$832,194**	**$823,622**	**2 %**	**(1)%**
Fee-earning assets under management					
Customized separate accounts					
Balance, beginning of period	$26,377	$30,938	$31,749	20 %	3 %
Contributions	1,886	1,902	1,264	(33)%	(34)%
Distributions	(1,027)	(1,142)	(587)	(43)%	(49)%
Foreign exchange, market value and other	154	51	(93)	(160)%	(282)%
Balance, end of period	**$27,390**	**$31,749**	**$32,333**	**18 %**	**2 %**
Specialized funds					
Balance, beginning of period	$16,384	$18,193	$19,372	18 %	6 %
Contributions	1,070	1,435	1,230	15 %	(14)%
Distributions	(270)	(179)	(324)	20 %	81 %
Foreign exchange, market value and other	59	(77)	76	29 %	N/A
Balance, end of period	**$17,243**	**$19,372**	**$20,354**	**18 %**	**5 %**
Total					
Balance, beginning of period	$42,761	$49,131	$51,121	20 %	4 %
Contributions	2,956	3,337	2,494	(16)%	(25)%
Distributions	(1,297)	(1,321)	(911)	(30)%	(31)%
Foreign exchange, market value and other	213	(26)	(17)	(108)%	(35)%
Balance, end of period	**$44,633**	**$51,121**	**$52,687**	**18 %**	**3 %**

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18Hamilton Lane l Global Leader in the Private Markets Condensed Consolidated Balance Sheets (Unaudited) (Dollars in thousands except share and per share amounts) March 31, 2022 September 30, 2022 Assets Cash and cash equivalents $72,138 $121,764 Restricted cash 4,023 3,078 Fees receivable 51,869 47,496 Prepaid expenses 6,858 5,520 Due from related parties 1,872 7,481 Furniture, fixtures and equipment, net 28,842 28,920 Lease right-of-use assets, net 65,636 64,150 Investments 503,789 533,889 Deferred income taxes 245,046 237,207 Other assets 28,162 26,503 Assets of consolidated variable interest entities: Cash and cash equivalents 36 512 Investments held in trust 276,016 276,592 Investments 10,036 34,217 Other assets 623 413 Total assets $1,294,946 $1,387,742 Liabilities, redeemable non-controlling interests and equity Accounts payable $2,827 $1,942 Accrued compensation and benefits 20,117 64,210 Accrued members' distributions 27,119 10,754 Accrued dividend 12,947 14,803 Debt 171,326 194,115 Payable to related parties pursuant to tax receivable agreement 180,536 179,602 Lease liabilities 82,244 79,979 Other liabilities (includes $13,818 and $13,080 at fair value) 47,669 30,968 Liabilities of consolidated variable interest entities: Other liabilities 12,675 10,391 Total liabilities 557,460 586,764 Redeemable non-controlling interests 276,000 276,000 Total equity 461,486 524,978 Total liabilities, redeemable non-controlling interests and equity $1,294,946 $1,387,742

19Hamilton Lane l Global Leader in the Private Markets Condensed Consolidated Statements of Cash Flows (Unaudited) Six Months Ended September 30, (Dollars in thousands) 2021 2022 Operating activities Net income $129,501 $113,866 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 2,452 3,577 Change in deferred income taxes 16,330 7,839 Change in payable to related parties pursuant to tax receivable agreement (1,030) (934) Equity-based compensation 3,995 3,982 Equity in (income) loss of investees (47,257) 8,143 Gain on sale of investment — (9,783) Fair value adjustment of other investments (27,838) (5,352) Proceeds received from partnerships 11,402 8,503 Non-cash lease expense 6,340 2,903 Other 34 40 Changes in operating assets and liabilities (10,828) 26,364 Consolidated variable interest entities related 822 (3,294) Net cash provided by operating activities $83,923 $155,854 Investing activities Purchase of furniture, fixtures and equipment (6,684) (2,490) Cash paid for acquisition of business (10,096) (1,500) Loan to investee — (535) Purchase of other investments (798) (27,236) Proceeds from sale of investments — 10,000 Distribution from investments 12,739 1,406 Distributions received from partnerships 20,956 9,240 Contributions to partnerships (35,726) (49,553) Net cash used in investing activities $(19,609) $(60,668) Financing activities Proceeds from offerings 73,833 — Purchase of membership interests (73,833) — Borrowings of debt — 25,000 Repayments of debt (926) (2,164) Draw-down on revolver — 25,000 Repayment of revolver (15,000) (25,000) Repurchase of Class A shares for employee tax withholding (605) (93) Proceeds received from issuance of shares under Employee Share Purchase Plan 884 1,001 Dividends paid (23,801) (27,747) Members' distributions paid (26,003) (42,072) Other (76) — Consolidated variable interest entities related 407 46 Net cash used in financing activities $(65,120) $(46,029) (Decrease) increase in cash, cash equivalents, and restricted cash (806) 49,157 Cash, cash equivalents, and restricted cash at beginning of the period 90,377 76,197 Cash, cash equivalents, and restricted cash at end of the period $89,571 $125,354

Non-GAAP Reconciliation

Reconciliation from Net Income

(Dollars in thousands except share and per share amounts)	Year Ended March 31, 2017	Year Ended March 31, 2022	Three Months Ended September 30, 2021	Three Months Ended September 30, 2022	Six Months Ended September 30, 2021	Six Months Ended September 30, 2022
Net income attributable to Hamilton Lane Incorporated	**$612**	**$145,986**	**$52,145**	**$34,881**	**$80,313**	**$68,365**
Income attributable to non-controlling interests in general partnerships	1,192	376	73	43	286	351
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	72,634	96,548	31,372	22,012	50,668	42,180
Income (loss) attributable to non-controlling interests in Hamilton Lane Alliance Holdings I, Inc.	–	4,343	1,230	803	(1,766)	2,970
Incentive fees	(7,146)	(53,691)	(20,386)	(60,502)	(25,497)	(110,065)
Incentive fee related compensation[1]	3,283	25,395	9,693	28,712	12,076	52,253
SPAC related general, administrative and other expenses	–	1,176	200	292	559	568
Non-operating income related compensation	–	1,810	–	1,467	–	1,467
Interest income	(320)	(500)	(39)	(1,107)	(462)	(1,276)
Interest expense	14,565	4,638	1,166	2,114	2,331	3,609
Income tax expense	316	66,423	14,032	15,489	25,996	26,977
Equity in (income) loss of investees	(12,801)	(79,296)	(27,448)	7,609	(47,726)	7,502
Non-operating income	(83)	(68,954)	(26,030)	(12,018)	(27,389)	(18,327)
Fee Related Earnings	**$72,252**	**$144,254**	**$36,008**	**$39,795**	**$69,389**	**$76,574**
Depreciation and amortization	1,915	5,495	1,074	1,813	2,452	3,577
Equity-based compensation	4,681	7,404	1,654	2,085	3,995	3,982
Incentive fees	7,146	53,691	20,386	60,502	25,497	110,065
Incentive fees attributable to non-controlling interests	–	(228)	20	(55)	(75)	(58)
Incentive fee related compensation[1]	(3,283)	(25,395)	(9,693)	(28,712)	(12,076)	(52,253)
Non-operating income related compensation	–	(1,810)	–	(1,467)	–	(1,467)
Interest income	320	500	39	1,107	462	1,276
Adjusted EBITDA	**$83,031**	**$183,911**	**$49,488**	**$75,068**	**$89,644**	**$141,696**
Non-GAAP earnings per share reconciliation						
Net income attributable to Hamilton Lane Incorporated			**$52,145**	**$34,881**	**$80,313**	**$68,365**
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.			31,372	22,012	50,668	42,180
Income tax expense			14,032	15,489	25,996	26,977
Adjusted pre-tax net income			**97,549**	**72,382**	**156,977**	**137,522**
Adjusted income taxes[2]			(23,217)	(17,299)	(37,361)	(32,868)
Adjusted net income			**$74,332**	**$55,083**	**$119,616**	**$104,654**
Weighted-average shares of Class A common stock outstanding - diluted			36,342,615	53,745,933	36,229,757	53,724,800
Exchange of Class B and Class C units in HLA[3]			17,352,958	–	17,452,549	–
Adjusted shares outstanding			**53,695,573**	**53,745,933**	**53,682,306**	**53,724,800**
Non-GAAP earnings per share			**$1.38**	**$1.02**	**$2.23**	**$1.95**

1 Incentive fee related compensation includes incentive fee compensation expense and bonus related to carried interest that is classified as base compensation.
2 Represents corporate income taxes at our estimated statutory tax rate of 23.9% and 23.8% for the three and six month periods ended September 30, 2022 and 2021, respectively, applied to adjusted pre-tax net income. The 23.9% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.9%. The 23.8% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.8%.
3 Assumes the full exchange of Class B and Class C units in HLA for Class A common stock of HLI pursuant to the exchange agreement. For the three and six months ended September 30, 2022, the full exchange of Class B and Class C units is already included within the GAAP Weighted-average shares of Class A common stock outstanding - diluted.

Hamilton Lane I Global Leader in the Private Markets
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21Hamilton Lane l Global Leader in the Private Markets Terms Adjusted EBITDA is an internal measure of profitability. We believe Adjusted EBITDA is useful to investors because it enables them to better evaluate the performance of our core business across reporting periods. Adjusted EBITDA represents net income excluding (a) interest expense on our outstanding debt, (b) income tax expense, (c) depreciation and amortization expense, (d) equity-based compensation expense, (e) other non-operating income and (f) certain other significant items that we believe are not indicative of our core performance. Fee Related Earnings ("FRE") is used to highlight earnings from recurring management fees. FRE represents net income excluding (a) incentive fees and related compensation, (b) interest income and expense, (c) income tax expense, (d) equity in income of investees, (e) other non-operating income and (f) certain other significant items that we believe are not indicative of our core performance. We believe FRE is useful to investors because it provides additional insight into the operating profitability of our business. FRE is presented before income taxes. Non-GAAP earnings per share measures our per-share earnings excluding certain significant items that we believe are not indicative of our core performance and assuming all Class B and Class C units in HLA were exchanged for Class A common stock in HLI. Non-GAAP earnings per share is calculated as adjusted net income divided by adjusted shares outstanding. Adjusted net income is income before taxes fully taxed at our estimated statutory tax rate and excludes any impact of changes in carrying amount of our redeemable non-controlling interest. We believe adjusted net income and non-GAAP earnings per share are useful to investors because they enable them to better evaluate total and per-share operating performance across reporting periods. Our assets under management ("AUM"), as presented in these materials, comprise the assets associated with our customized separate accounts and specialized funds. AUM does not include the assets associated with our distribution management services. We classify assets as AUM if we have full discretion over the investment decisions in an account. We calculate our AUM as the sum of: (1) the net asset value of our clients' and funds' underlying investments; (2) the unfunded commitments to our clients' and funds' underlying investments; and (3) the amounts authorized for us to invest on behalf of our clients and fund investors but not committed to an underlying investment. Management fee revenue is based on a variety of factors and is not linearly correlated with AUM. However, we believe AUM is a useful metric for assessing the relative size and scope of our asset management business. Our assets under advisement ("AUA") comprise assets from clients for which we do not have full discretion to make investments in their account. We generally earn revenue on a fixed fee basis on our AUA client accounts for services including asset allocation, strategic planning, development of investment policies and guidelines, screening and recommending investments, legal negotiations, monitoring and reporting on investments and investment manager review and due diligence. Advisory fees vary by client based on the amount of annual commitments, services provided and other factors. Since we earn annual fixed fees from the majority of our AUA clients, the growth in AUA from existing accounts does not have a material impact on our revenues. However, we view AUA growth as a meaningful benefit in terms of the amount of data we are able to collect and the degree of influence we have with fund managers. Fee-earning assets under management (Fee-earning "AUM" or "FEAUM") is a metric we use to measure the assets from which we earn management fees. Our fee-earning AUM comprise assets in our customized separate accounts and specialized funds from which we derive management fees that are generally derived from applying a certain percentage to the appropriate fee base. We classify customized separate account revenue as management fees if the client is charged an asset-based fee, which includes the majority of our discretionary AUM accounts but also includes certain non-discretionary AUA accounts. Our fee-earning AUM is equal to the amount of capital commitments, net invested capital and net asset value of our customized separate accounts and specialized funds depending on the fee terms. Substantially all of our customized separate accounts and specialized funds earn fees based on commitments or net invested capital, which are not affected by market appreciation or depreciation. Therefore, revenues and fee-earning AUM are not significantly affected by changes in market value. Our calculations of fee-earning AUM may differ from the calculations of other asset managers, and as a result, this measure may not be comparable to similar measures presented by other asset managers. Our definition of fee-earning AUM is not based on any definition that is set forth in the agreements governing the customized separate accounts or specialized funds that we manage. Hamilton Lane Incorporated (or "HLI"), a Delaware corporation, was formed for the purpose of completing an initial public offering ("IPO") and related transactions in order to carry on the business of Hamilton Lane Advisors, L.L.C. ("HLA") as a publicly-traded entity. As of the closing of our IPO on March 6, 2017, HLI became the sole managing member of HLA.

22Hamilton Lane l Global Leader in the Private Markets Disclosures Some of the statements in this presentation may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as "will", "expect", "believe", "estimate", "continue", "anticipate", "intend", "plan", and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management's current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to: our ability to manage growth, fund performance, competition in our industry, changes in our regulatory environment and tax status; market conditions generally; our ability to access suitable investment opportunities for our clients; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; defaults by clients and third-party investors on their obligations to fund commitments; our ability to comply with investment guidelines set by our clients; our ability to successfully integrate acquired businesses with ours; our ability to manage risks associated with pursuing new lines of business or entering into strategic partnerships; our ability to anticipate, identify and manage risks we face; our ability to manage the effects of events outside of our control; and our ability to receive distributions from HLA to fund our payment of dividends, taxes and other expenses. The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks we face, you should refer to the "Risk Factors" detailed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2022 and in our subsequent reports filed from time to time with the Securities and Exchange Commission. The forward-looking statements included in this presentation are made only as of the date presented. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law. Values appearing in this presentation that are whole numbers are rounded approximations. As of November 1, 2022